UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2019 (September 10, 2019)

Allied Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-27675	33-1227173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 St. Paul St., Suite 201, Kelowna, BC Canada	V1Y 9N2
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 255-4337

Cosmo Ventures, Inc., 112 North Curry Street, Carson City, Nevada 89703
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

Allied Corp. (“Company”) is hereby amending its Form 8-K filed on September 10, 2019, to include the financial statements for AM (Advanced Micro) Biosciences, Inc. as of August 31, 2019 and the related statements of operations and comprehensive loss, stockholders’ equity and cash flows for the period from incorporation on September 13, 2018 to August 31, 2019. As previously announced on Form 8-K filed on November 15, 2019, the Company has changed its fiscal year end to August 31. Starting with the periodic report for the quarter ended November 30, 2019, the Company will file annual and quarterly reports based on August 31 fiscal year.

Section 9 – Financial Statements and Exhibits

Item 9.01(a) Financial Statements and Exhibits

Balance Sheet of AM (Advanced Micro) Biosciences Inc. as of August 31, 2019, and the related statements of operations and comprehensive loss, stockholders’ equity and cash flows for the period from incorporation on September 13, 2018 to August 31, 2019.

(d) Exhibits

Exhibit No.	Description

99.1

Balance Sheet of AM (Advanced Micro) Biosciences Inc. as of August 31, 2019, the related statement of operations and comprehensive loss, stockholders’ deficit and cash flows for the period from incorporation on September 13, 2018 to August 31, 2019, and the related notes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Corp.
(Registrant)

Dated: November 29, 2019	By:	/s/ Calum Hughes
Chief Executive Officer

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